UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz
William Blair Funds
222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 18, 2014 Annual Reports transmitted to shareholders.

October 31, 2014 Macro Allocation Fund

William Blair Funds Annual Report

October 31, 2014	William Blair Funds	1

Brian D. Singer

Thomas Clarke

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Macro Allocation Fund (Class N shares) posted a 6.34% increase, net of fees, for the twelve months ended October 31, 2014. By comparison, the Fund’s benchmark indices, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index and its Long-Term Comparative Index, increased 0.05% and 4.05%, respectively. The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index.

The Fund benefited from positive contributions from both its market-oriented strategies and its currency-oriented strategies during this time period. Market performance benefited from an aggregate long exposure to equities, particularly within Europe, as well as from long exposures to U.S. investment-grade fixed income. Market performance suffered due to short exposures to safe-haven sovereign bond markets such as Germany and Switzerland. Currency performance benefited from short exposure to the euro and long exposure to the Indian rupee. Currency performance was hurt by long exposures to the Hungarian forint and the Polish zloty.

As of October 31, 2014, the Fund is positioned for an environment of increased uncertainty. Geopolitical conflicts in Ukraine and the Middle East and the divergence in developed market monetary policy are being factored into portfolio positioning. Monetary policy is becoming less accommodative in the United Kingdom and the U.S., while the Bank of Japan and European Central Bank are increasing monetary support. Overall, the Fund’s long equity exposure continues to be tilted towards Europe. The Fund is maintaining short exposure to European sovereign bonds.

The Fund’s aggregate currency positioning as of October 31, 2014 is short of commodity-oriented currencies including the Australian and New Zealand dollars, short the euro and the Swiss franc. The Fund is long several Asian currencies including the Chinese yuan, the Indian rupee, and the Malaysian ringgit.

2	Annual Report	October 31, 2014

Performance Highlights (Unaudited)

Average Annual Total Return at 10/31/2014

	1 Year	Since Inception(a)	Since Inception(b)
Class N	6.34%	11.86%	—
Class I	6.60%	12.12%	—
Institutional Class	6.71%	—	6.77%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%	0.05%
Long-Term Comparative Index	4.05%	5.87%	4.13%

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2014.

(b)	For the period from October 21, 2013 (Commencement of Operations) to October 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on October 31, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of October 31, 2014.

Category	%
Equity Exchange-Traded Funds	39.1%
Fixed Income Exchange-Traded Funds	15.9%
Common Stock	0.6%
U.S. Government	10.4%
Options	0.0%
Repurchase Agreements	30.2%
Securities Sold Short	-6.0%
Written Options	-0.1%
Cash and other assets, less liabilities	9.9%
Net Assets	100.0%

October 31, 2014	William Blair Funds	3

Portfolio of Investments

October 31, 2014

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—55.0%
Equity Exchange-Traded Funds—39.1%
Guggenheim China Small Cap ETF(a)	835,000	$22,511,600
Guggenheim Frontier Markets ETF(a)	228,000	3,643,440
iShares Global Energy ETF(a)	632,000	26,423,920
iShares Russell 1000 Value ETF(a)	1,399,000	142,977,800
Market Vectors Russia ETF	795,000	17,474,100
SPDR S&P 500 ETF Trust(a)	603,000	121,600,980
Utilities Select Sector SPDR Fund	424,000	19,279,280
Vanguard FTSE Emerging Markets ETF(a)	121,000	5,159,440
Total Equity Exchange-Traded Funds		359,070,560
Fixed Income Exchange-Traded Funds—15.9%
iShares iBoxx Investment Grade Corporate Bond ETF(a)	892,000	106,451,280
SPDR Barclays High Yield Bond ETF(a)	806,000	32,530,160
WisdomTree Emerging Markets Local Debt Fund ETF(a)	161,000	7,198,310
Total Fixed Income Exchange-Traded Funds		146,179,750
Total Exchange-Traded Funds—55.0% (cost $477,976,285)		505,250,310

Common Stock—0.6%

Europe—0.6%
France—0.6%
Schneider Electric S.A. (Electrical equipment)	68,000	5,358,269
Total Common Stock—0.6% (cost $5,477,356)		5,358,269

Repurchase Agreement—30.2%
Fixed Income Clearing Corporation, 0.000% dated 10/31/14, due 11/3/14, repurchase price $277,235,385 collateralized by U.S. Treasury Note, 2.000%, due 2/28/21	277,235,385	277,235,385
Total Repurchase Agreement—30.2% (cost $277,235,385)		277,235,385

U.S. Government—10.4%
U.S. Treasury Bill, 0.079%-0.126%, 11/13/14(b)	7,000,000	6,999,753
U.S. Treasury Bill, 0.087%-0.135%, 12/11/14(b)	7,000,000	6,999,106
U.S. Treasury Bill, 0.102%-0.123%, 1/8/15	7,000,000	6,998,494
U.S. Treasury Bill, 0.115%-0.119%, 2/5/15(b)	10,000,000	9,996,873
U.S. Treasury Bill, 0.121%, 3/5/15(b)	8,000,000	7,996,666
U.S. Treasury Bill, 0.120%, 4/2/15(b)	8,000,000	7,995,947
Issuer	Shares/ Principal Amount/ Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.100%, 4/30/15(b)	$7,996,000	$7,996,000
U.S. Treasury Bill, 0.094%, 5/28/15(b)	8,000,000	7,995,724
U.S. Treasury Bill, 0.100%, 6/25/15(a)(b)	8,000,000	7,994,755
U.S. Treasury Bill, 0.102%, 7/23/15(a)(b)	10,000,000	9,992,483
U.S. Treasury Bill, 0.097%, 8/20/15(a)(b)	5,000,000	4,996,046
U.S. Treasury Bill, 0.122%, 9/17/15(a)(b)	5,000,000	4,993,824
U.S. Treasury Bill, 0.099%, 10/15/15(a)(b)	5,000,000	4,994,984
Total U.S. Government—10.4% (cost $95,950,655)		95,950,655

Purchased Option—0.0%
10 Year U.S. Treasury Note Futures, November 2014, Strike $123, PUT	1,600	25,000
Total Purchased Option—0.0% (premiums paid $1,083,567)		25,000
Total Investments in Securities—96.2% (cost $857,723,248)		883,819,619

Securities Sold Short—(6.0)%
Exchange-Traded Funds
iShares Russell 1000 Growth ETF	(590,000)	(55,436,400)
Total Securities Sold Short—(6.0)% (proceeds $47,793,856)		(55,436,400)

Written Option—(0.1)%
iShares MSCI Brazil Capped, November 2014, Strike 14.49, CALL	(4,100)	(49,200)
iShares MSCI Brazil Capped, November 2014, Strike 14.44, PUT	(4,100)	(795,400)
Total Written Option—(0.1)% (premiums received $2,395,878)		(844,600)
Cash and other assets, less liabilities—9.9%		91,224,129
Net assets—100.0%		$918,762,748

(a) Security, or portion of security, is segregated as collateral for securities sold short and OTC swap contracts aggregating a total value of $81,043,710.

(b) Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts and centrally cleared swaps aggregating a total value of $35,328,640.

See accompanying Notes to Financial Statements.

4	Annual Report	October 31, 2014

Portfolio of Investments

October 31, 2014

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized/ Appreciation (Depreciation)
Purchased
11/12/2014	Australian Dollar	State Street Bank & Trust Company	23,795,000	$20,922,154	$205,275
11/12/2014	Brazilian Real	State Street Bank & Trust Company	31,448,000	12,644,547	(107,055)
11/12/2014	British Pound Sterling	State Street Bank & Trust Company	13,947,000	22,308,847	(518,068)
11/12/2014	Colombian Peso	State Street Bank & Trust Company	30,304,341,000	14,706,847	(175,214)
11/12/2014	Chinese Yuan Renminbi	State Street Bank & Trust Company	634,756,000	103,719,995	959,396
11/12/2014	Hong Kong Dollar	State Street Bank & Trust Company	162,434,000	20,945,610	(15,780)
11/12/2014	Hungarian Forint	State Street Bank & Trust Company	5,823,447,000	23,677,896	(897,695)
11/12/2014	Indian Rupee	State Street Bank & Trust Company	10,491,089,000	170,431,623	1,663,431
11/12/2014	Indonesian Rupiah	State Street Bank & Trust Company	730,811,057,000	60,353,714	(625,284)
11/12/2014	Malaysian Ringgit	State Street Bank & Trust Company	306,168,000	92,996,583	(1,910,070)
11/12/2014	Mexican Peso	State Street Bank & Trust Company	537,115,000	39,856,414	(412,680)
11/12/2014	Philippine Peso	State Street Bank & Trust Company	699,838,000	15,588,884	16,165
11/12/2014	Polish Zloty	State Street Bank & Trust Company	77,265,000	22,919,682	(1,526,676)
11/12/2014	South African Rand	State Street Bank & Trust Company	155,270,000	14,049,715	294,521
11/12/2014	South Korean Won	State Street Bank & Trust Company	52,150,241,000	48,772,729	(1,426,688)
11/12/2014	Taiwan Dollar	State Street Bank & Trust Company	1,147,862,000	37,742,106	(558,969)
					$(5,035,391)
Sold
11/12/2014	Australian Dollar	State Street Bank & Trust Company	135,967,000	$119,551,270	$5,759,115
11/12/2014	British Pound Sterling	State Street Bank & Trust Company	18,765,000	30,015,453	1,489,195
11/12/2014	Czech Koruna	State Street Bank & Trust Company	364,417,000	16,417,669	1,081,583
11/12/2014	Danish Krone	State Street Bank & Trust Company	487,621,000	82,103,573	4,837,604
11/12/2014	Euro	State Street Bank & Trust Company	78,293,000	98,120,397	4,503,872
11/12/2014	Hong Kong Dollar	State Street Bank & Trust Company	352,033,000	45,394,104	(19,437)
11/12/2014	Indian Rupee	State Street Bank & Trust Company	1,276,305,000	20,734,047	(11,446)
11/12/2014	New Zealand Dollar	State Street Bank & Trust Company	82,017,000	63,857,961	4,066,160
11/12/2014	Russian Ruble	State Street Bank & Trust Company	662,154,000	15,341,755	2,052,336
11/12/2014	Singapore Dollar	State Street Bank & Trust Company	108,297,000	84,291,990	2,338,006
11/12/2014	Swedish Krona	State Street Bank & Trust Company	289,315,000	39,181,497	2,504,723
11/12/2014	Swiss Franc	State Street Bank & Trust Company	156,743,000	162,924,011	8,641,879
					$37,243,590

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation)
Long
280	Amsterdam Index	November 2014	Euro	22,962,800	$1,329,758
380	IBEX 35 Index	November 2014	Euro	39,634,000	1,576,960
185	MSCI Taiwan Index	November 2014	U.S. Dollar	6,177,150	183,417
305	MSCI Sing Index	November 2014	Singapore Dollar	22,539,500	314,399
255	KOSPI 12 Index	December 2014	South Korean Won	31,900,500,000	(1,409,252)
675	NIKKEI 225 Index	December 2014	Japanese Yen	5,556,937,500	2,569,112
50	S&P TSX 60 Index	December 2014	Canadian Dollar	8,478,000	(402,539)
101	SPI 200 Index	December 2014	Australian Dollar	13,932,950	114,263
960	EURO STOXX 50 Index	December 2014	Euro	29,769,600	(1,123,136)
480	FTSE 100 Index	December 2014	British Pound Sterling	31,226,400	(1,792,044)
400	FTSE MIB Index	December 2014	Euro	39,424,000	(2,138,673)
805	5YR US Treasury Notes*	December 2014	U.S. Dollar	96,140,899	717,351
					$(60,384)
Short
145	CAC 40 Index	November 2014	Euro	6,134,225	$(303,361)
87	German Euro Bund*	December 2014	Euro	13,129,170	(221,012)
275	Euro-OAT*	December 2014	Euro	39,836,500	(511,693)
275	Euro-BTP	December 2014	Euro	35,838,000	(89,036)
27	DAX Index	December 2014	Euro	6,283,575	75,113
206	Long Gilt	December 2014	British Pound Sterling	23,710,600	(802,661)
310	Canadian 10 YR Bond	December 2014	Canadian Dollar	42,479,300	(178,808)
440	10YR JGB Mini	December 2014	Japanese Yen	6,453,040,000	(353,986)
305	TOPIX Index	December 2014	Japanese Yen	4,077,850,000	(1,422,533)
400	10YR US Treasury Notes*	December 2014	U.S. Dollar	50,543,750	(397,739)
945	FTSE 40 Index	December 2014	South African Rand	422,263,800	1,338,796
1,100	S&P 500 E Mini Index	December 2014	U.S. Dollar	110,627,000	(2,108,969)
					$(4,975,889)

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

See accompanying Notes to Financial Statements.

October 31, 2014	William Blair Funds	5

Portfolio of Investments

October 31, 2014

Total Return Swaps

Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Industrial Select Sector Fund	Receive	1 Month LIBOR minus 45 bp	Mar 2015 to Nov 2015	Credit Suisse International	$40,507,425	$(3,171,974)
iShares Russell 2000 Fund	Receive	1 Month LIBOR minus 80 bp - 100 bp	Mar 2015 to Apr 2015	Credit Suisse International	66,289,753	(4,837,087)
SPDR Barclays High Yield Bond ETF	Pay	1 Month LIBOR minus 25 bp	Nov 2014	Goldman Sachs International	1,006,250	2,764
U.S. Equity Basket - Energy Sector	Pay	1 Month LIBOR plus 45 bp	Mar 2015 to Nov 2015	Credit Suisse International	39,199,014	(586,734)
						$(8,593,031)

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Receive (Pay) Fixed Rate	Maturity Dates	Cleared Exchange	Notional Amount	Unrealized Appreciation (Depreciation)
CDX.IG-22	Sell	1.00%	June 2019	CME	$1,000,000	$2,634
CDX.HY-22	Sell	5.00%	June 2019	ICE	990,000	(3,582)
						$(948)

Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.0000%	Sept 2024	Credit Suisse International	40,280,000 CHF	$(1,055,113)

Variance Swaps

Reference Entity	Pay/Receive Floating Rate	Variance Strike Price	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
S&P 500 Index	Receive	196.00	Nov 2014	Credit Suisse International	175,000	$501,298
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$(9,147,794)

See accompanying Notes to Financial Statements.

6	Annual Report	October 31, 2014

Statement of Assets and Liabilities

As of October 31, 2014

Assets
Investments in securities, at cost	$857,723,248
Investments in securities, at value	$606,584,234
Repurchase agreement	277,235,385
Cash	313
Segregated cash at broker	57,699,076
Foreign currency, at value (cost $775,960)	709,708
Receivable for securities sold	3,360,764
Receivable for fund shares sold	14,001,343
Receivable for futures variation margin	8,263,223
Receivable for variation margin on centrally cleared swaps	4,776
Receivable from Adviser	71,163
Net unrealized appreciation on swap contracts	2,764
Net unrealized appreciation on forward foreign currency contracts	32,208,199
Total assets	1,000,140,948
Liabilities
Security sold short (proceeds $47,793,856)	55,436,400
Options written, at value (premiums received $2,395,878)	844,600
Payable for investment securities purchased	8,999,079
Payable for fund shares redeemed	433,032
Payable for futures variation margin	5,536,901
Net unrealized depreciation on swap contracts	9,149,610
Management fee payable	597,009
Distribution and shareholder administration fees payable	124,968
Other payables and accrued expenses	256,601
Total liabilities	81,378,200
Net Assets	$918,762,748
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$69,928
Capital paid in excess of par value	867,237,068
Accumulated net investment income (loss)	17,366,784
Accumulated realized gain (loss)	(3,880,153)
Net unrealized appreciation (depreciation) of investments and foreign currencies	37,969,121
Net Assets	$918,762,748

Class N Shares
Net Assets	$150,785,101
Shares Outstanding	11,538,534
Net Asset Value Per Share	$13.07
Class I Shares
Net Assets	$617,531,104
Shares Outstanding	46,961,039
Net Asset Value Per Share	$13.15
Institutional Class Shares
Net Assets	$150,446,543
Shares Outstanding	11,428,255
Net Asset Value Per Share	$13.16

See accompanying Notes to Financial Statements.

October 31, 2014	William Blair Funds	7

Statement of Operations

For the Year Ended October 31, 2014

Investment income
Dividends	$9,462,617
Less foreign tax withheld	(12,033)
Interest	82,810
Total income	9,533,394
Expenses
Investment advisory fees	4,916,646
Distribution fees	386,997
Shareholder administration fees	823,935
Custodian fees	79,025
Transfer agent fees	172,089
Sub-transfer agent fees
Class N	219,834
Class I	244,400
Professional fees	252,372
Registration fees	79,793
Shareholder reporting fees	173,020
Trustee fees	17,665
Other expenses	54,556
Short dividend expenses	724,662
Total expenses before waiver	8,144,994
Expenses reimbursed to (waived or absorbed by) the Advisor	(379,921)
Net expenses	7,765,073
Net investment income (loss)	1,768,321
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	10,290,769
Options	3,483,270
Futures contracts	(16,219,847)
Swaps	(610,494)
Forward foreign currency contracts	12,343,814
Foreign currency transactions	(1,683)
Total net realized gain (loss)	9,285,829
Change in net unrealized appreciation (depreciation) of:
Investments	11,157,172
Options	1,382,077
Futures contracts	(6,498,654)
Swaps	(8,913,202)
Forward foreign currency contracts	31,116,363
Foreign currency translations	(75,785)
Change in net unrealized appreciation (depreciation)	28,167,971
Net increase (decrease) in net assets resulting from operations	$39,222,121

See accompanying Notes to Financial Statements.

8	Annual Report	October 31, 2014

Statement of Changes in Net Assets

For the Year Ended October 31, 2014 and Year Ended October 31, 2013

	2014	2013
Operations
Net investment income (loss)	$1,768,321	$751,471
Net realized gain (loss) on investments, and other assets and liabilities	9,285,829	11,431,159
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	28,167,971	9,467,859
Net increase (decrease) in net assets resulting from operations	39,222,121	21,650,489
Distributions to shareholders from
Net investment income
Class N	(868,359)	(118,305)
Class I	(1,926,988)	(306,887)
Institutional Class	(40,677)	—
Net realized gain
Class N	(2,105,902)	(211,562)
Class I	(4,366,069)	(523,901)
Institutional Class	(89,141)	—
Total distributions	(9,397,136)	(1,160,655)
Capital stock transactions
Net proceeds from sale of shares	760,806,266	301,181,327
Shares issued in reinvestment of income dividends and capital gain distributions	6,241,101	954,059
Less cost of shares redeemed	(205,481,924)	(28,392,667)
Net increase (decrease) in net assets resulting from capital share transactions	561,565,443	273,742,719
Increase (decrease) in net assets	591,390,428	294,232,553
Net assets
Beginning of period	327,372,320	33,139,767
End of period	$918,762,748	$327,372,320
Accumulated net investment income (loss) at the end of the period	$17,366,784	$3,262,304

See accompanying Notes to Financial Statements.

October 31, 2014	William Blair Funds	9

Notes to Financial Statements

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) is a separate Fund (the “Fund”) within William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The number of shares authorized for the Fund is unlimited.

The Fund has made an election to change its fiscal year end from October 31 to December 31.

(a) Share Classes

Three different classes of shares currently are available: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, an annual shareholder administration fee of 0.15%, and have a sub-transfer agent fee that is not a fixed rate and may vary by class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have an annual shareholder administration fee of 0.15% and have a sub-transfer agent fee that is not a fixed rate and may vary by class.

Institutional Class shares are sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(b) Fund Objective and Description

MAF’s objective is to seek to maximize long-term risk-adjusted total return.

In pursuing the Fund’s investment objective, William Blair & Company, L.L.C., (“William Blair” or the “Adviser”) employs a dynamic, global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Adviser uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The Adviser believes that investment fundamentals determine future cash flows which will ultimately drive the value of asset classes and currencies. The Adviser’s goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity, fixed income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities and real estate, and currencies. MAF has no geographical or other limits on the allocation of its assets among asset classes.

(2) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment Income and Transactions

Dividend income and expense is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

10	Annual Report	October 31, 2014

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (“NAV”). The NAV per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Distributions from net investment income, if any, of the Fund are declared and paid at least annually. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Fund may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of the Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. The Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Management has evaluated all of the uncertain tax positions of the Fund and has determined that no provision for income tax is required to be recorded in the financial statements. Prior year tax returns remain open and the returns are subject to examination.

The Fund treats the deferred loss associated with current and prior period wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at October 31, 2014, were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$857,862,672	$36,200,402	$10,243,455	$25,956,947

October 31, 2014	William Blair Funds	11

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The reclassifications generally relate to differing treatment of Section 988 currency transactions and income. These reclassifications have no impact on the net asset values of the Fund. Accordingly, at October 31, 2014, the following reclassifications were recorded:

Accumulated Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Capital Paid in Excess of Par Value
$15,172,183	$(15,172,183)	$—

The tax character of distributions paid during fiscal years ended 2014 and 2013 were as follows:

2014						2013
			Long-Term					Long-Term
Ordinary Income			Capital Gains			Ordinary Income		Capital Gains
Class N	Class I	Inst.	Class N	Class I	Inst.	Class N	Class I	Class N	Class I
$2,442,948	$5,191,503	$107,328	$531,355	$1,101,510	$22,492	$289,271	$730,260	$40,596	$100,528

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
$45,687,015	$(8,459,353)	$—	$14,228,090

As of October 31, 2014 the Fund incurred $8,459,353 in long-term capital losses which will not expire.

(e) Repurchase Agreements

In a repurchase agreement, the Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser monitors, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the Fund is entitled to sell the underlying collateral. The loss, if any, to the Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Fund has a master repurchase agreement which allows the Fund to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of October 31, 2014, the Fund’s outstanding repurchase agreement and related collateral, are shown on the Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(g) Indemnifications

In the normal course of business, the Fund has entered into contracts in which the Fund agrees to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Fund.

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

Investments in mutual funds which are not traded on an exchange are valued at their respective net asset value per share.

12	Annual Report	October 31, 2014

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Fund computes its net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the exchange. As a result, the Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

October 31, 2014	William Blair Funds	13

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Short-term investments are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of October 31, 2014, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instrument, are as follows:

Investments in Securities	Macro Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$505,250,310
Common Stock	5,358,269
Purchased Option	25,000
Level 2—Other Significant Observable Inputs
U.S. Government	95,950,655
Repurchase Agreement	277,235,385
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(55,436,400)
Written Options	(844,600)
Total Investments in Securities	$827,538,619

14	Annual Report	October 31, 2014

Other Financial Instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$7,501,818
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	40,413,261
Futures Contracts	717,351
Swaps	506,696
Liabilities
Level 1—Quoted Prices
Futures Contracts	(12,124,998)
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	(8,205,062)
Futures Contracts	(1,130,444)
Swaps	(9,654,490)
Total Other Financial Instruments	$18,024,132

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. The Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. The annual management fee rate for the Fund is 0.80%.

The Fund has also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) in excess of the agreed upon rate. The amount the Adviser owes the Fund as of the reporting date is recorded as Receivable from Adviser on the Statement of Assets and Liabilities. The Adviser reimburses the Fund on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its advisory fees and/or reimburse other operating expenses through February 28, 2015, if total expenses for each class of the Fund exceed the following rates (as a percentage of average daily net assets):

Class N	Class I	Institutional Class
1.35%	1.10%	0.95%

For the year ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
$208	$195,800	$183,913	$379,921

(b) Underwriting, Distribution Services and Shareholder Administration Agreements

The Fund has a Distribution Agreement with William Blair for distribution services to the Fund’s Class N shares. The Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Fund’s Class N shares.

The Fund has a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Fund pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended October 31, 2014, the following shareholder administration fees were incurred:

Class N	Class I	Total
$232,198	$591,737	$823,935

October 31, 2014	William Blair Funds	15

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements, demand notes and U.S. government securities for the year ended October 31, 2014, were as follows:

Purchases	Sales
$511,713,597	$233,288,690

Transactions in written call and put options for the year ended October 31, 2014 are as follows:

	# of Contracts	Premium
Balance at October 31, 2013	—	$—
Sales	110,679,310	8,714,968
Closing Buys	(110,666,700)	(5,914,859)
Expirations	(4,410)	(404,231)
Exercised	—	—
Balance at October 31, 2014	8,200	$2,395,878

(6) Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(7) Financial Derivative Instruments

The Fund may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in the Fund’s prospectus. The derivative instruments as of October 31, 2014, as disclosed in the Portfolios of Investments, are representative of the Fund’s derivative instrument trading activity during the year ended October 31, 2014.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Fund with various counterparties and allow the Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, the Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

16	Annual Report	October 31, 2014

Options

The purchase or sale of an option by the Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Credit Default Swaps—The fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. The Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. The Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap—The Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, the Fund would make the fixed payment and receive the floating payment. As a receiver, the Fund would make the floating payment and receive the fixed payment.

October 31, 2014	William Blair Funds	17

Total Return Swap—The Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, the Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, the Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—The Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, the Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, the Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by primary risk exposure, as of October 31, 2014 and their respective location on the Statement of Assets and Liabilities:

	Assets		Liabilities
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities	Value	and Liabilities	Value
Currency	Unrealized appreciation on forward foreign currency contracts	$40,413,261	Unrealized depreciation on forward foreign currency contracts	$ 8,205,062
Equity	Receivable for futures variation margin	7,501,818	Payable for futures variation margin	10,700,507
Interest rate	Receivable for futures variation margin	717,351	Payable for futures variation margin	2,554,935
Equity		—	Options written, at value	844,600
Interest Rate	Investments in securities, at value	25,000		—
Credit	Unrealized appreciation on swap contracts	2,634	Unrealized depreciation on swap contracts	3,582
Equity	Unrealized appreciation on swap contracts	504,062	Unrealized depreciation on swap contracts	8,595,795
Interest Rate	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	1,055,113

The following table indicates the effect of derivatives, by primary risk exposure, on the Statement of Operations for the year ended October 31, 2014:

			Change in Net Unrealized
	Realized Gain (Loss)		Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Value	Statement of Operations	Value
Currency	Forward foreign currency contracts	$ 12,343,814	Forward foreign currency contracts	$31,116,363
Equity	Futures Contracts	1,757,788	Futures Contracts	(8,386,237)
Interest rate	Futures Contracts	(17,977,635)	Futures Contracts	1,887,583
Currency	Options	2,829,919	Options	—
Equity	Options	1,414,058	Options	2,440,644
Interest Rate	Options	(760,707)	Options	(1,058,567)
Credit	Swaps	18,043	Swaps	(948)
Equity	Swaps	1,922,272	Swaps	(8,681,158)
Interest Rate	Swaps	(2,550,809)	Swaps	(231,096)

18	Annual Report	October 31, 2014

The following table indicates gross OTC derivative asset exposure, by investment type, included in the Statement of Assets and Liabilities at October 31, 2014:

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Assets	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Credit Suisse
Swaps	$501,298	$(501,298)	$—	$—	$—	$—
Goldman Sachs
Swaps	2,764	—	2,764	—	—	2,764
State Street
Forward foreign currency contracts	40,413,261	(8,205,062)	32,208,199	—	—	32,208,199

The following table indicates gross derivative liability exposure, by investment type, included in the Statement of Assets and Liabilities at October 31, 2014:

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Liabilities	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Credit Suisse
Swaps	$9,650,908	$(501,298)	$9,149,610	$(9,149,610)	$—	$—
State Street
Forward foreign currency contracts	8,205,062	(8,205,062)	—	—	—	—

(8) Fund Share Transactions

The following table summarizes the activity in capital shares of the Fund for the year ending October 31, 2014 and October 31, 2013:

	2014		2013
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	12,150,515	$152,928,037	7,774,038	$92,466,294
Reinvestment of distributions	241,152	2,968,339	29,042	329,049
Less shares redeemed	(8,582,790)	(109,093,825)	(963,711)	(11,605,706)
Net increase (decrease)	3,808,877	$46,802,551	6,839,369	$81,189,637

Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	36,493,651	$466,289,173	17,022,675	$203,715,033
Reinvestment of distributions	254,305	3,142,955	55,019	625,010
Less shares redeemed	(7,540,854)	(96,388,099)	(1,366,142)	(16,786,961)
Net increase (decrease)	29,207,102	$373,044,029	15,711,552	$187,553,082

Institutional Class Shares	Shares	Dollars	Shares(a)	Dollars(a)
Shares sold	11,021,869	$141,589,056	395,883	$5,000,000
Reinvestment of distributions	10,503	129,807	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	11,032,372	$141,718,863	395,883	$5,000,000

Total	Shares	Dollars	Shares	Dollars
Shares sold	59,666,035	$760,806,266	25,192,596	$301,181,327
Reinvestment of distributions	505,960	6,241,101	84,061	954,059
Less shares redeemed	(16,123,644)	(205,481,924)	(2,329,853)	(28,392,667)
Net increase (decrease)	44,048,351	$561,565,443	22,946,804	$273,742,719

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.

October 31, 2014	William Blair Funds	19

Financial Highlights

	Class N
	Period Ended October 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.76	1.59	1.24
Total from investment operations	0.78	1.64	1.35
Less distributions from:
Net investment income	0.09	0.11	0.07
Net realized gain	0.23	0.20	—
Total distributions	0.32	0.31	0.07
Net asset value, end of period	$13.07	$12.61	$11.28
Total return (%)*	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements	0.07	0.08	(0.36)
Class N net assets at end of period	$150,785,101	$97,498,350	$10,045,079
Portfolio turnover rate (%)*	59	10	40

	Class I
	Period Ended October 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.78	1.60	1.22
Total from investment operations	0.82	1.67	1.38
Less distributions from:
Net investment income	0.10	0.12	0.07
Net realized gain	0.23	0.20	—
Total distributions	0.33	0.32	0.07
Net asset value, end of period	$13.15	$12.66	$11.31
Total return (%)*	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.27	0.45	(0.09)
Class I net assets at end of period	$617,531,104	$224,860,278	$23,094,688
Portfolio turnover rate (%)*	59	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

20	Annual Report	October 31, 2014

Financial Highlights

	Institutional Class
	Period Ended October 31,
	2014	2013(a)
Net asset value, beginning of period	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.00^
Net realized and unrealized gain (loss) on investments	0.79	0.03
Total from investment operations	0.83	0.03
Less distributions from:
Net investment income	0.10	—
Net realized gain	0.23	—
Total distributions	0.33	—
Net asset value, end of period	$13.16	$12.66
Total return (%)*	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.93	0.95
Expenses, net of waivers and reimbursements	1.05	1.00
Expenses, before waivers and reimbursements	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.32	(1.10)
Institutional Class net assets at end of period	$150,446,543	$5,013,692
Portfolio turnover rate (%)*	59	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

October 31, 2014	William Blair Funds	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of William Blair Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of William Blair Macro Allocation Fund (the Fund) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Macro Allocation Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 15, 2014

See accompanying Notes to Financial Statements.

22	Annual Report	October 31, 2014

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964[2]	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	25	Potbelly Corporation

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	25	AmericaFirst Quantitative Funds (5 portfolios)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because of their positions at William Blair & Company, L.L.C. (“William Blair”), the Trust’s investment adviser and principal underwriter. William Blair (a privately held company) is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

See accompanying Notes to Financial Statements.

October 31, 2014	William Blair Fund	23

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (77 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)

Donald J. Reaves, 1946[3]	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University, 2007 to 2014; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	25	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Mr. Avedisian has served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) since September 2001. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.
(3)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Adviser who is also a trustee of the University of Chicago.

See accompanying Notes to Financial Statements.

24	Annual Report	October 31, 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009)

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2000-2009)

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C.

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

See accompanying Notes to Financial Statements.

October 31, 2014	William Blair Funds	25

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012), Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C. (2006-2012 and since 2014); Partner, William Blair & Company, L.L.C. (2012-2014)

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

(2)	William Blair & Company, L.L.C. (“William Blair”) (a privately held company) is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

See accompanying Notes to Financial Statements.

26	Annual Report	October 31, 2014

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $1,655,357 as capital gain dividends for the fiscal year ended October 31, 2014.

October 31, 2014	William Blair Funds	27

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder administration fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 30, 2014 to October 31, 2014.

Actual Expenses

In the example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

28	Annual Report	October 31, 2014

Fund Expenses (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 4/30/2014	Ending Account Value 10/31/2014	Expenses Paid During the Period(a)	Annualized Expense Ratio
Class N-actual return	$1,000.00	$1,028.32	$7.52	1.47%
Class N-hypothetical 5% return	1,000.00	1,042.59	7.57	1.47
Class I-actual return	1,000.00	1,029.76	6.24	1.22
Class I-hypothetical 5% return	1,000.00	1,043.85	6.28	1.22
Institutional Class-actual return	1,000.00	1,030.54	5.37	1.05
Institutional Class-hypothetical 5% return (6 month period)	1,000.00	1,044.71	5.41	1.05

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).

October 31, 2014	William Blair Fund	29

BOARD OF TRUSTEES

Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.,
Thomas J. Skelly
Retired Managing Partner, Accenture U.S.
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Paul J. Sularz, Vice President
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Investment Adviser
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

30	Annual Report	October 31, 2014

William Blair Funds

Multi-Asset and Alternatives Macro Allocation Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272	222 West Adams Street
williamblairfunds.com	Chicago, Illinois 60606

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended October 31, 2013 and 2014, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $90,000 and $46,400, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended October 31, 2013 and 2014, E&Y billed the Registrant $230 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses, semiannual reports and SEC filings. For the fiscal years ended October 31, 2014 E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended October 31, 2013 and 2014, E&Y billed the Registrant $14,700 and $15,300, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended October 31, 2013 and 2014, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended October 31, 2013 and 2014, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended October 31, 2013 and 2014, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: December 18, 2014

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: December 18, 2014